UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                             __________________

                                 FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934




                              July 30, 2004
____________________________________________________________________________
          Date of report (Date of earliest event reported)



                      First Keystone Financial, Inc.
____________________________________________________________________________
        (Exact name of registrant as specified in its charter)


     Pennsylvania                    000-25328                 23-0469351
____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                       Identification No.)


22 West State Street, Media, Pennsylvania                           19063
____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (610) 565-6210
____________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
____________________________________________________________________________
      (Former name or former address, if changed since last report)



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.

               The following exhibit is filed herewith.

          Exhibit Number           Description
          ______________           ___________

             99.1 Press release dated July 30, 2004 announcing results of operations for the three and nine months ended June
                                   30, 2004

ITEM 12.  Results of Operations and Financial Condition
          _____________________________________________

     On July 30, 2004, First Keystone Financial, Inc. (the "Company") reported its earnings for the quarter and nine months ended June 30, 2004. For additional information, reference is made to the Company's press release dated July 30, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto as an exhibit to this Form 8-K is being furnished to the SEC and shall not be deemed "filed" for any purpose.










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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST KEYSTONE FINANCIAL, INC.



Date: August 3, 2004               By:  /s/Rose M. Di Marco
                                        ______________________________
                                        Rose M. Di Marco
                                        Chief Financial Officer





















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